Exhibit 10.1

EXECUTION COPY

REPRICING AMENDMENT
TO TERM LOAN CREDIT AGREEMENT

This REPRICING AMENDMENT TO TERM LOAN CREDIT AGREEMENT, dated as of December 7, 2016 (this “Amendment”), is entered into by and among AdvancePierre Foods Holdings, Inc., a Delaware corporation (“Parent”), Pierre Holdco, Inc., a Delaware corporation (“Holdings”), AdvancePierre Foods, Inc., a Delaware corporation (the “Borrower”), Morgan Stanley Senior Funding, Inc. (acting through such Affiliates and/or branches as it deems appropriate, “MSSF”), as administrative agent (in such capacity, the “Administrative Agent”) and as security agent (in such capacity, the “Security Agent”), and the undersigned Lenders (as defined below). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement referred to below.

PRELIMINARY STATEMENTS:

(1)           Parent, Holdings, the Borrower, the financial institutions from time to time party thereto as lenders (collectively, the “Lenders”), and MSSF, as Administrative Agent and Security Agent, have entered into that certain Term Loan Credit Agreement, dated as of June 2, 2016 (as amended, restated, amended and restated, supplemented, or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”).

(2)           The Borrower has requested that the Lenders approve certain amendments to the Credit Agreement, as set forth in this Amendment.

(3)           Parent, Holdings, the Borrower, the undersigned Lenders, and the Administrative Agent have agreed to amend the Credit Agreement as hereinafter set forth, in accordance with the provisions of Sections 2.13 and 12.12 of the Credit Agreement.

(4)           MSSF and Deutsche Bank Securities Inc. are acting as joint lead arrangers and joint bookrunners for this Amendment (together, in such capacities, the “Lead Arrangers”), and Barclays Bank PLC and Credit Suisse Securities (USA) are acting as joint bookrunners for this Amendment.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto hereby agree as follows:

SECTION 1.         Amendments to Credit Agreement.  The Credit Agreement is, effective as of the date hereof and subject to the satisfaction (or waiver) of the conditions precedent set forth in Section 3, hereby amended as follows:

(a)           Section 1.01 of the Credit Agreement shall be amended by adding the following new definitions thereto in proper alphabetical order:

“2016 Repricing Amendment” shall mean that certain Repricing Amendment to Term Loan Credit Agreement, dated as of December 7, 2016, among Parent, Holdings, the Borrower, the Administrative Agent, the Security Agent and certain Lenders party thereto.

“2016 Repricing Amendment Effective Date” shall mean the date on which all of the conditions contained in Section 3 of the 2016 Repricing Amendment have been satisfied or waived.

(b)           Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “Applicable Margin” in its entirety to read as follows:

“Applicable Margin” shall mean a percentage per annum equal to, in the case of Effective Date Loans maintained as (i) Base Rate Loans, 2.00%, and (ii) LIBOR Loans, 3.00%.

(c)           Section 1.01 of the Credit Agreement is hereby further amended by amending and restating the definition of “Credit Documents” in its entirety to read as follows:

“Credit Documents” shall mean this Agreement, the Guaranty, each Security Document, the Intercreditor Agreement, the Intercompany Subordination Agreement, the 2016 Repricing Amendment and, after the execution and delivery thereof pursuant to the terms of this Agreement, each Other Intercreditor Agreement, each Note and each Mortgage.

(d)           Section 1.01 of the Credit Agreement is hereby further amended by amending and restating the definition of “Subsidiary Guarantor” in its entirety to read as follows:

“Subsidiary Guarantor” shall mean each Wholly-Owned Domestic Subsidiary of Parent (other than Holdings, the Borrower or any Excluded Subsidiary (unless such Subsidiary is a party to the Guaranty)) that is a party to the Guaranty as of the Effective Date, or that becomes a party to the Guaranty after the Effective Date (including pursuant to a joinder or supplement thereto executed and delivered pursuant to Section 8.12(f)), unless and until such time as the respective Domestic Subsidiary is released from all of its obligations under the Guaranty in accordance with the terms and provisions thereof.

(e)           Section 4.01(c) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“If, prior to the six-month anniversary of the 2016 Repricing Amendment Effective Date, in connection with any Repricing Transaction, (x) the Borrower makes any prepayment of Effective Date Loans with the proceeds of any secured term loan Indebtedness referred to in clause (x) of the definition of “Repricing Transaction”, or (y) the Borrower effects any amendment of this Agreement resulting in a Repricing Transaction referred to in clause (y) of the definition of “Repricing Transaction”, the Borrower shall pay to the Administrative Agent, for the ratable account of each applicable Lender, (I) in the case of clause (x), a prepayment premium of 1% of the aggregate principal amount of the Effective Date Loans being prepaid and (II) in the case of clause (y), a payment equal to 1% of the aggregate principal amount of the Effective Date Loans subject to such Repricing Transaction.”

(f)            Section 12.06 of the Credit Agreement is hereby amended by inserting the following clause (d) at the end of such section, immediately following clause (c) thereof:

(d)           Notwithstanding anything to the contrary contained herein, the Borrower may apply any proceeds that it may receive from the Parent’s issuance of $400,000,000 in principal amount of 5.50% senior unsecured notes due 2024 on (or within the five Business Days period immediately prior to) the 2016 Repricing Amendment Effective Date, through a direct or indirect contribution from the Parent, to prepay, on a non-pro rata basis, Effective Date Loans held by any Lender which declines or fails to consent to this Amendment, as the Borrower and the Administrative Agent may agree.

SECTION 2.         Reference to and Effect on the Credit Documents. (a)   On and after the Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by, and after giving effect to, this Amendment.

(b)           Notwithstanding the effectiveness of this Amendment, the Credit Agreement, as specifically amended by this Amendment, and the other Credit Documents are, and shall continue to be, in full force and effect, and are hereby ratified and confirmed in all respects. Each Credit Party hereby reaffirms and confirms its guarantees of the Obligations, and confirms its respective guarantees, pledges and grants of security interests under each of the Credit Documents to which it is party.

(c)           Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under the Credit Agreement or any other Credit Document, nor shall it constitute a waiver of any provision of the Credit Agreement or any Credit Document.

(d)           This Amendment shall be deemed a Credit Document for all purposes under the Credit Agreement.

SECTION 3.         Conditions of Effectiveness.  This Amendment shall become effective on the date on which the following conditions shall have been satisfied (or waived) (the “Effective Date”):

(a)           Execution of Counterparts. The Administrative Agent shall have received counterparts of this Amendment, duly executed by Parent, Holdings, the Borrower, and the Lenders party hereto (which Lenders shall constitute all of the Lenders under the Credit Agreement after giving effect to Section 5 below) on, or prior to, 10:00 a.m., New York City time on December 2, 2016 (the “Consent Deadline”).

(b)           Representations and Warranties. After giving effect to this Amendment and the transactions contemplated hereby, each of the representations and warranties set forth in Section 7 of the Credit Agreement (as amended by this Amendment) are true and correct in all material respects as of the Effective Date, with the same effect as though such representations and warranties had been made on and as of such date (it being understood and agreed that (x) any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date and (y) any representation or warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on such date).

(c)           No Default. At the time of and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

(d)           Closing Certificate. On the Effective Date, the Administrative Agent shall have received a certificate, dated as of the Effective Date, and signed on behalf of the Borrower by the chairman of the board, the chief executive officer, the chief financial officer, the president or any vice president of the Borrower, confirming compliance with the conditions precedent set forth in clauses (b) and (c) of this Section 3.

(e)           Company Documents; Proceedings, etc. The Administrative Agent shall have received such documents and certifications as the Administrative Agent may reasonably require to evidence that Parent, Holdings and the Borrower are duly organized or formed, and validly existing and in good standing in their jurisdiction of incorporation.

(f)            Legal Opinion. The Administrative Agent shall have received a favorable opinion from Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to Parent, Holdings, and the Borrower, addressed to the Administrative Agent, the Security Agent and each Lender, and dated as of the Effective Date, in form and substance reasonably satisfactory to the Administrative Agent.

(g)           Expenses; Fees. The Borrower shall have paid (or substantially concurrently with the satisfaction of the other conditions set forth herein, on the Effective Date, shall pay) all fees set forth in the engagement letter previously executed by the Borrower and the Lead Arrangers and all reasonable out-of-pocket, costs and expenses (including the reasonable fees and disbursements of Shearman & Sterling LLP, special New York counsel to the Administrative Agent for this Amendment) incurred by the Lead Arrangers and the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment for which an invoice has been delivered to the Borrower at least one Business Day prior to the date of this Amendment.

SECTION 4.         Representations and Warranties.  Each of Parent, Holdings, and the Borrower hereby represents and warrants, on and as of the Effective Date, to the Administrative Agent, the Security Agent and the Lenders, that:

(a)   The representations and warranties set forth in Section 7 of the Credit Agreement and in the other Credit Documents are true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the Effective Date (it being understood and agreed that (x) any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date and (y) any representation or warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on such date).

(b)   It has the corporate power and authority to execute, deliver and perform the terms and provisions of this Amendment, and has taken all necessary corporate action to authorize the transactions contemplated hereby and the execution, delivery and performance by it of this Amendment.

(c)   It has duly executed and delivered this Amendment, and this Amendment, and the Credit Agreement (as amended hereby), constitute its legal, valid and binding obligations, enforceable in accordance with its respective terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

(d)   No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except for (a) those that have otherwise been obtained or made on or prior to the Effective Date and which remain in full force and effect on the Effective Date and (b) filings which are necessary to perfect the security interests created or intended to be created under the Security Documents and the ABL Loan Documents), or exemption by, any Governmental Authority or third party is required to be obtained or made by, or on behalf of, it to authorize, or is required to be obtained or made by, or on behalf of, it in connection with, (i) the execution, delivery and performance of this Amendment or (ii) the legality, validity, binding effect or enforceability of this Amendment which in the case of clauses (i) and (ii), if not obtained or made, could reasonably be expected to result in a Material Adverse Effect.

(e)   At the time of and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

SECTION 5.         Replacement of Lenders.  If any Lender declines or fails to consent to this Amendment by returning an executed counterpart of this Amendment to the Administrative Agent prior to the Consent Deadline, then pursuant to and in compliance with the terms of Sections 2.13 and 12.12(b) of the Credit Agreement, such non-consenting Lender may be replaced and its Effective Date Loans purchased and assumed by either a new lender (a “New Lender”) or an existing Lender which is willing to consent to this Amendment (an “Existing Lender” and, together with any New Lender, the “Increasing Lenders”) upon execution of this Amendment by such Increasing Lender (which will also be deemed to be the execution of an Assignment and Assumption Agreement substantially in the form of Exhibit A hereto). Parent, Holdings, the Borrower, and the Administrative Agent hereby agree that from and after the Effective Date, each New Lender shall be deemed to be, and shall become, a “Lender” with respect to the Effective Date Loans, for all purposes of, and with all the rights and remedies of a “Lender” under, the Credit Agreement and the other Credit Documents.

SECTION 6.         Costs and Expenses.  The Borrower agrees that all reasonable and documented out-of-pocket costs and expenses incurred by the Administrative Agent in connection with the preparation, execution, delivery and administration of this Amendment and the other instruments and documents to be delivered hereunder or in connection herewith (including, without limitation, the reasonable and documented fees and disbursements of Shearman & Sterling LLP, special New York counsel to the Administrative Agent), are expenses that the Borrower is required to pay or reimburse pursuant to Section 12.01 of the Credit Agreement.

SECTION 7.         Waiver of Notice Period.  Effective as of the Effective Date, the Lenders hereby agree to waive the five (5) Business Days’ notice period required under the definition of “Credit Agreement Refinancing Indebtedness” (as set forth in the Credit Agreement), with respect to the Borrower’s prepayment and refinancing of up to $400,000,000 in an aggregate principal amount of Effective Date Loans with part of the proceeds to be received from the Parent’s substantially contemporaneous issuance of 5.50% senior unsecured notes due 2024.

SECTION 8.         Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which shall together constitute one and the same instrument.  A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Administrative Agent.  Delivery of an executed counterpart hereof by facsimile or electronic transmission shall be as effective as delivery of any original executed counterpart hereof.

SECTION 9.         GOVERNING LAW.  THIS AMENDMENT, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER, SHALL BE CONSTRUED IN ACCORDANCE WITH, AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

SECTION 10.       WAIVER OF RIGHT OF TRIAL BY JURY.  EACH OF THE PARTIES TO THIS AMENDMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AMENDMENT, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

SECTION 11.       HEADINGS.  The headings listed herein are for convenience only and do not constitute matters to be construed in interpreting this Amendment.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Repricing Amendment to Term Loan Credit Agreement to be executed by their respective authorized officers as of the date first above written.

ADVANCEPIERRE FOODS HOLDINGS, INC.,
as Parent

By:	/s/ Michael B. Sims
Name: Michael B. Sims
Title: Chief Financial Officer, Senior Vice President and Treasurer

PIERRE HOLDCO, INC.,
as Holdings

By:	/s/ Michael B. Sims
Name: Michael B. Sims
Title: Senior Vice President, Treasurer and Secretary

ADVANCEPIERRE FOODS, INC.,
as Borrower

By:	/s/ Michael B. Sims
Name: Michael B. Sims
Title: Chief Financial Officer, Vice President, Treasurer and Secretary

MORGAN STANLEY SENIOR FUNDING, INC.,
as Administrative Agent and Security Agent

By:	/s/ Brendan MacBride
Name: Brendan MacBride
Title: Authorized Signatory

Acknowledged and agreed, as to Section 2(b) of
this Repricing Amendment to Term Loan Credit
Agreement, as of the date first above written:

CHEFS PANTRY, LLC, as a Credit Party

By:	/s/ Michael B. Sims
Name: Michael B. Sims
Title: Senior Vice President, Treasurer and Assistant Secretary

CLOVERVALE FARMS, LLC, as a Credit Party

By:	/s/ Michael B. Sims
Name: Michael B. Sims
Title: Senior Vice President, Treasurer and Assistant Secretary

ADVANCE FOOD COMPANY, LLC, as a Credit Party

By:	/s/ Michael B. Sims
Name: Michael B. Sims
Title: Chief Financial Officer, Vice President, Treasurer and Secretary

APF LEGACY SUBS, LLC, as a Credit Party

By:	/s/ Michael B. Sims
Name: Michael B. Sims
Title: Senior Vice President, Treasurer and Assistant Secretary

BARBER FOODS, LLC, as a Credit Party

By:	/s/ Michael B. Sims
Name: Michael B. Sims
Title: Chief Financial Officer, Vice President, Treasurer and Secretary

[Lender Signature Pages on file with the Administrative Agent]

EXHIBIT A

FORM OF ASSIGNMENT AND ACCEPTANCE

This Assignment and Assumption Agreement (this “Assignment”), is dated as of the Effective Date set forth below and is entered into by and between [the][each] Assignor identified in item [1][2] below ([the] [each, an] “Assignor”) and [the] [each] Assignee identified in item 2 below ([the] [each, an] “Assignee”). [It is understood and agreed that the rights and obligations of such [Assignees][and Assignors] hereunder are several and not joint.] Capitalized terms used herein but not defined herein shall have the meanings given to them in the Term Loan Credit Agreement identified below (as  amended, restated amended and restated, amended and extended, supplemented, modified, restructured, replaced or refinanced from time to time, the “Term Loan Credit Agreement”). The Standard Terms and Conditions for Assignment and Assumption Agreement set forth in Annex 1 hereto (the “Standard Terms and Conditions”) are hereby agreed to and incorporated herein by reference and made a part of this Assignment as if set forth herein in full.

For an agreed consideration, [the][each] Assignor hereby irrevocably sells and assigns to [the] [each] Assignee, and [the] [each] Assignee hereby irrevocably purchases and assumes from [the][each] Assignor, subject to and in accordance with the Standard Terms and Conditions and the Term Loan Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below, the interest in and to all of [the][each] Assignor’s rights and obligations under the Term Loan Credit Agreement and any other documents or instruments delivered pursuant thereto that represents the amount and percentage interest identified below of all of the [respective] Assignor’s outstanding rights and obligations identified below ([the] [each, an] “Assigned Interest”). [Each] [Such] sale and assignment is without recourse to [the][any] Assignor and, except as expressly provided in this Assignment, without representation or warranty by [the][any] Assignor.

[1.                                  Assignor:

2.                                      Assignee:                                                         ](1)

[1][3]. Term Loan Credit Agreement: Credit Agreement, dated as of June 2, 2016, among AdvancePierre Foods Holdings, Inc., Pierre Holdco, Inc., AdvancePierre Foods, Inc. (the “Borrower”), the Lenders party thereto from time to time, and Morgan Stanley Senior Funding, Inc., as Administrative Agent.

(1)                                 If the form is used for a single Assignor and Assignee, items 1 and 2 should list the Assignor and the Assignee, respectively. In the case of an assignment to funds managed by the same or related investment managers, or an assignment by multiple Assignors, the Assignors and the Assignee(s) should be listed in the table under bracketed item 2 below.

[2.                                  Assigned Interest:(2)

Assignor	Assignee	Class of Loans Assigned	Aggregate Amount of Loans	Amount of Loans Assigned
[Name of Assignor]	[Name of Assignee]	[•]
[Name of Assignor]	[Name of Assignee]	[•]

(2)                                 Insert this chart if this Form of Assignment and Assumption Agreement is being used for assignments to funds managed by the same or related investment managers or for an assignment by multiple Assignors. Insert additional rows as needed.

Exhibit I

[4.                                  Assigned Interest:(3)

Class of Loans Assigned	Aggregate Amount of Loans	Amount of Loans Assigned
[•]	$	$
[[•]			]

Effective Date                 ,     ,     .

Assignor[s] Information	Assignee[s] Information

Payment Instructions:	Payment Instructions:

Reference:	Reference:

Notice Instructions:	Notice Instructions:

Reference:	Reference:

The terms set forth in this Assignment are hereby agreed to:

ASSIGNOR	ASSIGNEE

[NAME OF ASSIGNOR]	[NAME OF ASSIGNEE](4)

By:	By:
Name:	Name:
Title:	Title:

(3)                                 Insert this chart if this Form of Assignment and Assumption Agreement is being used by a single Assignor for an assignment to a single Assignee.

(4)                                 Add additional signature blocks, as needed, if this Form of Assignment and Assumption Agreement is being used by funds managed by the same or related investment managers.

[Consented to and](5) Accepted:

MORGAN STANLEY SENIOR FUNDING, INC.,
as Administrative Agent

By:
Name:
Title:

By:
Name:
Title:

[ADVANCEPIERRE FOODS, INC.

By:
Name:
Title:](6)

(5)                                 Insert only if assignment is being made to an Eligible Transferee pursuant to Section 12.04(b)(y) of the Term Loan Credit Agreement. Consent of the Administrative Agent shall not be unreasonably withheld, delayed or conditioned.

(6)                                 Insert only if no Event of Default is then in existence and continuing under Section 10.01(a) or (e). Consent of the Borrower shall not be unreasonably withheld, delayed or conditioned (such consent deemed to have been made with respect to any assignment if the Borrower has not responded within ten Business Days after written request for consent to such assignment.

ANNEX I
TO
EXHIBIT A

ADVANCEPIERRE FOODS, INC.
TERM LOAN CREDIT AGREEMENT

STANDARD TERMS AND CONDITIONS FOR ASSIGNMENT
AND ASSUMPTION AGREEMENT

1.                                      Representations and Warranties.

1.1.                            Assignor. [The] [Each] Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of [the] [its] Assigned Interest, (ii) [the] [its] Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and to consummate the transactions contemplated hereby; and (b) makes no representation or warranty and assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with any Credit Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Term Loan Credit Agreement, any other Credit Document or any other instrument or document delivered pursuant thereto (other than this Assignment) or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Credit Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Credit Document.

1.2.                            Assignee. [The] [Each] Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and to consummate the transactions contemplated hereby and to become a Lender under the Term Loan Credit Agreement, (ii) confirms that it is (A) a Lender, (B) a Lender Affiliate of [the][each] Assignor, (C) an Affiliated Lender under Section 2.15 of the Term Loan Credit Agreement or (D) an Eligible Transferee under Section 12.04(b) of the Term Loan Credit Agreement; (iii) confirms that it is not a Disqualified Lender, (iv) from and after the Effective Date, it shall be bound by the provisions of the Term Loan Credit Agreement and, to the extent of [the][its] Assigned Interest, shall have the obligations of a Lender thereunder, (v) it has received a copy of the Term Loan Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 8.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and to purchase [the][its] Assigned Interest on the basis of which it has made such analysis and decision and (vi) if it is organized under the laws of a jurisdiction outside the United States, it has attached to this Assignment any tax documentation required to be delivered by it pursuant to the terms of the Term Loan Credit Agreement, duly completed and executed by it; (b) agrees that it will, independently and without reliance upon the Administrative Agent, [the][each] Assignor, or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Term Loan Credit Agreement; (c) appoints and authorizes the Administrative Agent and the Security Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Term Loan Credit Agreement and the other Credit Documents as are delegated to or otherwise conferred upon the Administrative Agent or the Security Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (d) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Documents are required to be performed by it as a Lender.

[[The] [Each] Assignee (A) represents and warrants that it is an Affiliated Non-Debt Fund Lender and (B) waives its right to receive information (other than administrative information such as notifications under Section 2 of the Term Loan Credit Agreement) not prepared by (or on behalf of) Parent, Holdings or Borrower from the Administrative Agent, the Security Agent or any other Lender in connection with the Credit Documents otherwise delivered or required to be delivered to each Lender and attend any meeting or conference call with the Administrative Agent, the Security Agent or any Lender in respect of the Credit Documents but in which none of Parent, Holdings or Borrower participate and to receive advice of counsel to the Administrative Agent or the Lenders or challenge any related attorney-client privilege.](7)

[[The][Each] Assignee represents and warrants that it is a Sponsor Debt Fund.](8)

2.                                      Payment. From and after the Effective Date, the Administrative Agent shall make all payments in respect [the] [each] Assigned Interest (including payments of principal, interest, fees, commissions and other amounts) to [the][each] Assignor for amounts which have accrued to but excluding the Effective Date and to [the] [each] Assignee for amounts which have accrued from and after the Effective Date.

3.                                      Effect of Assignment. Upon the delivery of a fully executed original hereof to the Administrative Agent, as of the Effective Date, (i) [the][each] Assignee shall be a party to the Term Loan Credit Agreement and, to the extent provided in this Assignment, have the rights and obligations of a Lender thereunder and under the other Credit Documents and (ii) [the][each] Assignor shall, to the extent provided in this Assignment, relinquish its rights and be released from its obligations under the Term Loan Credit Agreement and the other Credit Documents.

4.                                      General Provisions. This Assignment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment by telecopy or by email as a “.pdf’ or “.tif’ attachment shall be effective as delivery of a manually executed counterpart of the Assignment. THIS ASSIGNMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (INCLUDING, WITHOUT LIMITATION, SECTION 5.1401 OF THE GENERAL OBLIGATIONS LAW).

*            *            *

(7)                                 Insert solely to the extent the Assignee is an Affiliated Non-Debt Fund Lender.

(8)                                 Insert solely to the extent the Assignee is a Sponsor Debt Fund.